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Prospectus Supplement*
May 1, 1997

AEL Personal PortfolioSM
37301 F (4/97)


     "The funds" section of the prospectus is revised for GT Global Variable Latin America Fund and GT Global Variable New Pacific Fund as follows: If your annuity was purchased in California, you cannot allocate payments to the subaccounts that invest in these funds.







































37301-33 A (4/97)
*Valid until further notice.
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